UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
August 17, 2018
Date of Report (Date of earliest event reported)

THE RUBICON PROJECT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12181 Bluff Creek Drive, 4th Floor
Los Angeles, CA 90094
(Address of principal executive offices, including zip code)
(310) 207-0272
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 4.01 Changes in Registrant's Certifying Accountant.
(a) Dismissal of Previous Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors (the “Audit Committee”) of The Rubicon Project, Inc. (the “Company”), with the assistance of the Company’s management, conducted a competitive auditor review and selection process in order to select the firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Audit Committee invited several firms to participate in this review process. As a result of this process, the Audit Committee made the decision to dismiss PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm on August 17, 2018, and informed PwC that they were dismissed on August 17, 2018.

PwC’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and 2016 did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2017 and 2016, respectively, and the subsequent interim period through August 17, 2018, there were (i) no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time this Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that PWC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made in this Report. A copy of PwC’s letter, dated August 23, 2018, is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On August 17, 2018, the Audit Committee also appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, effective immediately. Deloitte will perform the review of the Company's interim quarterly period ending September 30, 2018. During the fiscal years ended December 31, 2017 and 2016, respectively, and the subsequent interim period through August 17, 2018, neither the Company nor anyone acting on its behalf has consulted with Deloitte on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

The Company's stockholders entitled to vote at the Company's annual meeting of stockholders to be held on October 24, 2018 will be asked to ratify the selection of Deloitte as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP dated August 23, 2018 to the SEC regarding statements included in this Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RUBICON PROJECT, INC.

Date:	August 23, 2018	By:	/s/ Jonathan Feldman
Jonathan Feldman
Co-General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers LLP dated August 23, 2018 to the SEC regarding statements included in this Form 8-K.